                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to R

                               CARBO CERAMICS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------


   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------


   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

       ------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

   (3) Filing Party:

       ------------------------------------------------------------------------

   (4) Date Filed:

       ------------------------------------------------------------------------

                               CARBO CERAMICS INC.

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



The Shareholders of CARBO Ceramics Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of CARBO Ceramics Inc. will be held Tuesday, April 10, 2001 at 9:00 A.M. local time, at the Mansion on Turtle Creek, 2821 Turtle Creek Boulevard, Dallas, Texas, for the following purposes:

     1. To elect six directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 2002 Annual Meeting.

     2. To ratify and approve the CARBO Ceramics Inc. 1996 Stock Option Plan for Key Employees, as amended.

     3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company.

     4. To transact such other business as may properly be brought before the meeting.

Shareholders of record at the close of business on February 15, 2001 are the only shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders.


                                     By Order of the Board of Directors,



                                     /s/ PAUL G. VITEK

                                     Paul G. Vitek
                                     Secretary/Treasurer
                                     March 12, 2001






                                    IMPORTANT

Whether or not you expect to attend the meeting, please vote, sign, date and return the enclosed proxy in the enclosed self-addressed envelope as promptly as possible. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                               CARBO CERAMICS INC.
                            6565 MacArthur Boulevard
                                   Suite 1050
                               Irving, Texas 75039

                                 PROXY STATEMENT


INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed Proxy is solicited on behalf of the Board of Directors of CARBO Ceramics Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held April 10, 2001 at 9:00 A.M local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Mansion on Turtle Creek, 2821 Turtle Creek Boulevard, Dallas, Texas.

The Company's principal executive offices are located at 6565 MacArthur Boulevard, Suite 1050, Irving, Texas 75039. The telephone number at that address is (972) 401-0090.

The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain employees of the Company, without additional compensation, may use personal efforts, by telephone or otherwise, to obtain proxies. These proxy solicitation materials are being mailed on or about March 12, 2001 to all shareholders entitled to vote at the Annual Meeting.

A shareholder giving a proxy pursuant to this solicitation may revoke it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company that are intended to be presented at the Company's 2002 Annual Meeting must be received by the Secretary of the Company no later than November 11, 2001 in order to be considered for inclusion in the proxy statement and form of proxy for that meeting.

RECORD DATE, SHARES OUTSTANDING AND VOTING

Only shareholders of record at the close of business on February 15, 2001 are entitled to notice of, and to vote at, the Annual Meeting. At the record date, 14,875,850 shares of the Company's Common Stock were issued and outstanding and entitled to be voted at the meeting.

Every shareholder is entitled to one vote for each share held with respect to each matter, including the election of directors, that comes before the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR all director nominees, FOR the ratification and approval of the CARBO Ceramics Inc. 1996 Stock Option Plan for Key Employees, as amended, and FOR the ratification of the appointment of Ernst & Young LLP as independent auditors. Broker non-votes and abstentions are not treated as votes cast or shares entitled to vote with respect to such proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists as of March 1, 2001, with respect to each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, the name and address of such owner, the number of shares of Common Stock beneficially owned and the percentage such shares comprised of the outstanding shares of Common Stock of the Company. Except as indicated, each holder has sole voting and dispositive power over the listed shares.

                                                           SHARES BENEFICIALLY
                                                                  OWNED
                                                           -------------------
                                                             NUMBER    PERCENT
                                                           ---------   -------
NAME AND ADDRESS
OF BENEFICIAL OWNER
-------------------
   William C. Morris (1)                                   4,161,500     27.97%
     100 Park Avenue
     New York, New York  10017

   Lewis L. Glucksman                                      1,625,000     10.92%
     388 Greenwich Street
     New York, New York  10013

   FMR Corporation (2)                                     1,546,700     10.40%
     82 Devonshire Street
     Boston, MA  02109

   Robert S. Rubin                                         1,249,100      8.40%
     388 Greenwich Street
     New York, New York  10013

   George A. Weigers                                         904,000      6.08%
     871 Cooley Mesa Road
     Gypsum, CO  81637

----------

(1) Shares shown as beneficially owned by Mr. Morris include 710,000 shares of Common Stock owned by Mr. Morris' wife and charitable foundations as to which Mr. Morris disclaims any beneficial ownership.

(2) Based on Schedule 13G filed with the Securities and Exchange Commission as of December 31, 2000. FMR Corp. held sole dispositive power as to 574,200 shares and various persons shared the right to receive or the power to direct dividends from, or the proceeds from the sale of, the shares.

The following table sets forth the number of shares of Common Stock of the Company beneficially owned by each of the current directors and executive officers and by all directors and executive officers as a group as of March 1, 2001.

                                                      AMOUNT AND NATURE OF
                                                      BENEFICIAL OWNERSHIP
                                                 -------------------------------                PERCENT OF
                                                  CURRENTLY         ACQUIRABLE                 COMMON STOCK
DIRECTORS                                           OWNED         WITHIN 60 DAYS            BENEFICIALLY OWNED
                                                 -----------      --------------            ------------------
       Claude E. Cooke, Jr.                           1,500                 0                           *
       William C. Morris (1)                      4,161,500                 0                      27.97%
       John J. Murphy                                 3,500                 0                           *
       Jesse P. Orsini                              500,000           200,000                       4.64%
       Robert S. Rubin                            1,249,100                 0                       8.40%

OTHER EXECUTIVE OFFICERS

       Terry P. Keefe                                 2,500            35,000                           *
       C. Mark Pearson                                2,600           110,000                           *
       Paul G. Vitek                                      0            47,400                           *

DIRECTORS AND
EXECUTIVE OFFICERS AS A GROUP (1)                 5,920,700           392,400                      41.35%

*Less than 1% of total shares outstanding

(1) Shares shown as beneficially owned by Mr. Morris include 710,000 shares of Common Stock owned by Mr. Morris' wife and charitable foundations as to which Mr. Morris disclaims any beneficial ownership.


ELECTION OF DIRECTORS

NOMINEES

A board of six directors is to be elected at the meeting. Each director elected to the board will hold office until the next Annual Meeting or until his or her successor has been elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below, five of who are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy, unless the size of the Board is reduced. The proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. It is not expected that any nominee will be unable or will decline to serve as a director.

                                             BUSINESS EXPERIENCE
                                            DURING PAST 5 YEARS AND                              DIRECTOR
      NAME (AGE)                               OTHER INFORMATION                                   SINCE
----------------------         -------------------------------------------------------------     --------
William C. Morris (62)         Chairman of the Board of the Company; Chairman of the               1987
                               Board of Directors of J. & W. Seligman & Co., Incorporated
                               (investment advisory firm); Chairman of the Board of
                               Tri-Continental Corporation; and Chairman of the Boards of
                               the companies in the Seligman family of investment companies.
                               Director of Kerr-McGee Corporation.

Claude E. Cooke, Jr. (71)      Of Counsel with Baker Botts LLP (law firm);                         1996
                               Partner, Hutcheson & Grundy LLP (law firm) from 1996 to 1997;
                               Of Counsel with Pravel, Hewitt, Kimball & Krieger from 1990 to
                               1996; employed by Exxon Production Research Company from
                               1954 to 1986; the inventor of sintered bauxite, the original ceramic proppant.

                                              BUSINESS EXPERIENCE
                                            DURING PAST 5 YEARS AND                              DIRECTOR
      NAME (AGE)                               OTHER INFORMATION                                   SINCE
--------------------           --------------------------------------------------------------    --------
John J. Murphy (69)            Chairman of the Board of Dresser Industries, Inc. (hydrocarbon      1996
                               energy services and products) in 1996; Chairman and
                               Chief Executive Officer of Dresser Industries,
                               Inc. from 1983 to 1995; President of Dresser Industries, Inc.
                               from 1982 to 1992; Director of PepsiCo., Inc., Kerr-McGee
                               Corporation, W.R. Grace & Co. and Shaw Industries, Ltd.


Jesse P. Orsini (60)           President and Chief Executive Officer for the Company               1987
                               since its founding in 1987.  Mr. Orsini will be retiring as an executive officer of the Company effective April 10, 2001 and will continue to serve the Company in a consulting capacity.

C. Mark Pearson (44)           Appointed to serve as the Company's President and Chief               --
                               Executive Officer effective April 10, 2001.  Senior Vice
                               President, Marketing & Technology for the Company since
                               January 2001; Vice President, Marketing & Technology for
                               the Company from March, 1997 to 2001; Associate Professor
                               of Petroleum Engineering at the Colorado School of Mines
                               from 1995 to March, 1997; Arco Petroleum Company from
                               1984 to 1995.

Robert S. Rubin (69)           Managing Director of Salomon Smith Barney (investment               1997
                               banking firm) and predecessor firms since 1989.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

The Board of Directors met four times during the last fiscal year. The Board of Directors has Audit and Compensation Committees, each comprised of three members. The Board of Directors does not have a nominating committee. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which such director is a member.

The Audit Committee consists of Claude E. Cooke, Jr. (Chairman), John J. Murphy and Robert S. Rubin. The Committee met twice during the last fiscal year. The Audit Committee recommends engagement of the independent auditors, considers the fee arrangement and scope of the audit, reviews the financial statements and the independent auditors' report, considers comments made by the independent auditors with respect to the Company's internal control structure, and reviews internal accounting procedures and controls with the Company's financial and accounting staff. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A to this proxy statement.

The Compensation Committee consists of William C. Morris (Chairman), Robert S. Rubin and John J. Murphy. The Committee met three times during the last fiscal year. The Compensation Committee establishes policies relating to the compensation of executive officers and key management employees of the Company, reviews and approves the President and Chief Executive Officer's recommendations on incentive compensation awards and oversees the administration of the Company's stock option plan.


REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee has reviewed with management the audited financial statements in the Annual Report including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the acceptability and quality of the Company's accounting principles and such other matters appropriate for discussion with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors their independence from management and the Company and considered the compatibility of nonaudit services with the auditor's independence.

The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholders' ratification, the selection of the Company's independent auditors.

                                           CARBO Ceramics Inc. Audit Committee

                                           Claude E. Cooke, Jr., Chairman
                                           John J. Murphy
                                           Robert S. Rubin

                                           March 12, 2001


EXECUTIVE COMPENSATION

The following table sets forth certain information concerning annual compensation for the Company's Chief Executive Officer and executive officers whose total salary and bonus exceeded $100,000 for services rendered in all capacities to the Company during the year ended December 31, 2000:

                               SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------
                                                            ANNUAL COMPENSATION
                                                       ----------------------------------
                                                                                 OTHER
                                                                                 ANNUAL
                                                                                COMPEN-
  NAME AND PRINCIPAL POSITION                YEAR      SALARY      BONUS (1)   SATION (2)
------------------------------------         ----     ---------    ---------   ----------
Jesse P. Orsini, Director, President         2000     $ 275,000    $ 131,608    $ 13,879
     and Chief Executive Officer             1999       275,000       81,315      13,074
                                             1998       275,000      302,469      18,345

C. Mark Pearson, Sr. Vice President          2000       105,000      120,000      13,879
     of Marketing and Technology             1999        98,580       75,000      13,074
                                             1998        93,000      160,000      18,345

Paul G. Vitek, Sr. Vice President of         2000       105,000      115,000      13,879
     Finance & Administration and            1999        98,580       75,000      13,074
     Chief Financial Officer                 1998        93,000      155,000      18,345

Terry P. Keefe, Vice President of            2000       102,000      110,000      13,879
     Manufacturing                           1999        97,200       70,000      13,074
                                             1998        93,000      145,000      18,345

----------

(1) For Messrs. Pearson, Vitek and Keefe, bonus consists of amounts payable under the Company's incentive compensation plan, which includes a deferred bonus payable in equal annual amounts over a consecutive three-year period that may be forfeited to the Company under certain circumstances. The deferred portion of the bonus for Messrs. Pearson, Vitek and Keefe was $25,000 each in 2000 and $85,000, $80,000 and $75,000, respectively for 1998. No deferred bonus was awarded in 1999.

(2) Consists of Company contributions to the savings and profit sharing plan.

The following table sets forth certain information concerning options exercised during 2000 and presents the value of unexercised options held by the named executives at December 31, 2000:

                                                                                          VALUE OF
                                                              NUMBER OF SECURITIES       UNEXERCISED
                                                                   UNDERLYING           IN-THE-MONEY
                                                               UNEXERCISED OPTIONS        OPTIONS
                             SHARES                            AT FISCAL YEAR-END    AT FISCAL YEAR-END
                            ACQUIRED                            EXERCISABLE (E)/      EXERCISABLE (E)/
     NAME                ON EXERCISE (#)    VALUE REALIZED      UNEXERCISABLE (U)     UNEXERCISABLE (U)
----------------         ---------------    --------------    --------------------   ------------------
Jesse P. Orsini                  --          $       --              250,000E          $ 5,109,500E

C. Mark Pearson                  --                  --               27,500U              473,920U
                                 --                  --               82,500E            1,421,760E

Paul G. Vitek                55,000           1,086,250               55,000E            1,124,090E

Terry P. Keefe                   --                  --              110,000E            2,248,180E

The Company has entered into an employment agreement with Mr. Orsini, which will expire upon his retirement from the Company on April 10, 2001 (the "Employment Term"), pursuant to which Mr. Orsini is employed as President and Chief Executive Officer of the Company. During the Employment Term, Mr. Orsini will receive an annual base salary of not less than $250,000 and an incentive bonus for each fiscal year (prorated for 2001) equal to the sum of (a) 0.5% of the Company's earnings before interest and taxes for such fiscal year ("EBIT") up to $20,000,000 plus (b) 1.0% of EBIT between $20,000,000 and $25,000,000 plus (c)
2.0% of EBIT in excess of $25,000,000. Mr. Orsini will also be entitled to continue to participate in all benefit plans available to other executive officers of the Company during the Employment Term, other than the Company's Incentive Compensation Plan. In the event that Mr. Orsini's employment is terminated by the Company without cause during the Employment Term, Mr. Orsini will receive two years' base salary, payable in installments, and a prorated incentive bonus, any unvested stock options that he holds under the Company's stock option plan will vest immediately and all of his outstanding options under the Company's stock option plan will be exercisable for a period of 30 days following termination. In the event that Mr. Orsini's employment is terminated for any other reason, Mr. Orsini will receive his base salary earned to the date of termination and any earned but unused vacation and any stock options that he holds will terminate in accordance with the terms of the Company's stock option plan. In addition, in the event of Mr. Orsini's death or disability or if Mr. Orsini terminates his employment following a change in control of the Company, Mr. Orsini will receive a prorated incentive bonus for the year in which his employment terminates. The agreement also contains a five-year non-competition covenant that would become effective upon termination of Mr. Orsini's employment for any reason.

The Company has entered into an employment agreement with Mr. Pearson pursuant to which Mr. Pearson will be employed as President and Chief Executive Officer of the Company effective April 10, 2001 through December 31, 2002. During the term of this agreement, Mr. Pearson will receive an annual base salary of not less than $200,000 and an incentive bonus for each fiscal year (prorated for 2001) equal to the sum of (a) 0.5% of the Company's earnings before interest and taxes for such fiscal year ("EBIT") up to $20,000,000 plus (b) 1.0% of EBIT in excess of $20,000,000. Mr. Pearson will also be entitled to continue to participate in all benefit plans available to other executive officers of the Company during the employment term, other than the Company's Incentive Compensation Plan. In the event of Mr. Pearson's death or disability during the employment term, Mr. Pearson, or his estate, will receive a prorated incentive bonus for the year in which his employment terminates. In the event that Mr. Pearson's employment is terminated by the Company without cause during the employment term, Mr. Pearson will receive two years' base salary, payable in installments, and a prorated incentive bonus, any unvested stock options that he holds under the Company's stock option plan will vest immediately and all of his outstanding options under the Company's stock option plan will be exercisable for a period of 30 days following termination. In the event that Mr. Pearson's employment is terminated by the Company or that Mr. Pearson voluntarily terminates his employment for good reason (as defined), during the one-year period following a change in control of the Company, Mr. Pearson will receive two years' base salary, payable in installments, and a prorated incentive bonus, any unvested stock options that he holds under the Company's stock option plan will vest immediately and all of his outstanding options under the Company's stock option plan will be exercisable for a period of 30 days following termination. In the event that Mr. Pearson's employment is terminated for any other reason, Mr. Pearson will receive his base salary earned to the date of termination and any earned but unused vacation and any stock options that he holds will terminate in accordance with the terms of the Company's stock option plan. The agreement also contains a two-year non-competition covenant that would become effective upon termination of Mr. Pearson's employment for any reason.

DIRECTORS' FEES

Directors who are employees of the Company are not compensated for serving as directors. Directors who are not employees of the Company are paid $4,000 per calendar quarter plus $1,000 per meeting for attending meetings of the Board of Directors or meetings of any committee thereof not immediately preceding or following a meeting of the Board of Directors. The Chairman of the Board of Directors is paid $8,000 per calendar quarter plus $1,000 per meeting for attending meetings of the Board of Directors or meetings of any committee thereof not immediately preceding or following a meeting of the Board of Directors. All directors are reimbursed for out-of-pocket expenses incurred by them in attending meetings of the Board of Directors and its committees and otherwise in performing their duties as directors.


BOARD OF DIRECTORS' AFFILIATIONS

Jesse P. Orsini currently serves as President and CEO of the Company and has been an employee of the Company since its founding in 1987. Upon his retirement from the Company on April 10, 2001, and for a period of one year thereafter (the "Consulting Period"), Mr. Orsini will provide consulting services to the Company at management's request. Mr. Orsini's compensation for such services will be $75,000 per year. In addition, during the Consulting Period, the Company will continue to provide medical insurance coverage to Mr. Orsini.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICY. The goal of the Company's compensation policy is to ensure that executive compensation is related to and supports the Company's overall objectives of improving profitability and enhancing shareholder value. To achieve this goal, the Compensation Committee has adopted the following guidelines to direct compensation decisions:

     o provide a competitive compensation package that enables the Company to attract and retain superior management personnel;

     o relate compensation to the performance of the Company and the individual;

     o align employee objectives with the objectives of shareholders by encouraging executive stock ownership.

ELEMENTS OF COMPENSATION. The Committee believes that the above objectives are best achieved by combining current and deferred cash compensation with equity based compensation. The Company's compensation program for executive officers and other key managers consists of (i) base salary; (ii) performance-based current and deferred bonuses based upon the Company's net income before tax;
(iii) stock option grants under the Company's 1996 Stock Option Plan for Key Employees; and (iv) matching contributions and discretionary contributions under the Company's Savings and Profit Sharing Plan.

Base Salary. Executives' base salary levels are reviewed annually to determine whether they are near the median range for persons holding similar positions with companies that are of a similar size. It is the goal of the Compensation Committee to set salary ranges for the Company's executive officers at the 50th percentile when compared to these similar businesses. The Compensation Committee uses various salary surveys, prepared by independent compensation analysts, to determine the salary level that falls at the 50th percentile. Individual salaries are established within the salary range based on individual performance in the most recently completed twelve months.

Current and Deferred Bonuses. Since the inception of the Company, it has been management's objective to have a significant portion of key employee compensation performance-based. In order to achieve this objective the Company established the CARBO Ceramics Inc. Incentive Compensation Plan ("the Incentive Compensation Plan") that generates an incentive compensation "pool", the size of which is determined by the net income before tax that is generated by the Company annually. Upon its formation, the Compensation Committee reviewed and ratified the Incentive Compensation Plan.

The President and Chief Executive Officer of the Company recommends to the Compensation Committee a distribution of the pool among key employees, including executive officers, of the Company. Individual performance is the key factor considered by the President and Chief Executive Officer in determining the recommended distribution for each key employee and executive officer. In order to retain the services of key employees and executive officers, it is intended that a portion of the amount awarded under the Incentive Compensation Plan be paid on a deferred basis over a three year period and is subject to forfeiture if the executive's employment with the Company ceases for any reason other than death, permanent disability or normal retirement. In 2000, the portion of incentive compensation that was deferred was approximately 22 percent for executive officers, excluding the President and Chief Executive Officer.

Stock Options. The Compensation Committee strongly believes that the interests of shareholders and executives become more closely aligned when executives are provided with an opportunity to acquire a proprietary interest in the Company through ownership of the Company's Common Stock. Accordingly, key employees and executive officers of the Company are eligible to participate in the 1996 Stock Option Plan for Key Employees whereby they are granted options to purchase shares of the Company's Common Stock in the future at a price that is specified at the time of the grant. Stock options are granted with an exercise price of no less than the fair market value on the date of the grant and are exercisable in four equal annual installments beginning one year after the date of the grant.

Individual stock option grants are determined based on individual and company performance. No stock options were granted to executive officers of the Company in 2000.

CEO COMPENSATION. Jesse P. Orsini has been President and Chief Executive Officer of the Company since its inception in 1987. Mr. Orsini's compensation package has been designed to encourage short and long-term performance in line with shareholder interests. Mr. Orsini has an employment agreement with the Company that will expire upon his retirement from the Company on April 10, 2001. Under the terms of the agreement, Mr. Orsini will receive an annual base salary of not less than $250,000 per year and an incentive bonus based on the net income before tax generated by the Company. In light of the existence of the employment agreement between the Company and Mr. Orsini, none of the incentive bonus earned under the terms of the agreement is deferred. In 1996, Mr. Orsini was granted options to purchase 250,000 shares of the Company's Common Stock at a price of $17.00 per share under the terms of the 1996 Stock Option Plan for Key Employees. The Compensation Committee believes that Mr. Orsini's total compensation is reflective of his position and responsibility and that he is paid comparably to chief executive officers of companies of similar size and complexity.

C. Mark Pearson has been appointed to the position of President and Chief Executive Officer of the Company effective April 10, 2001. Dr. Pearson's compensation package has been designed to encourage short and long-term performance in line with shareholder interests. Dr. Pearson has an employment agreement with the Company that will expire on December 31, 2002. Under the terms of the agreement, Dr. Pearson will receive an annual base salary of not less than $200,000 per year and an incentive bonus based on the net income before tax generated by the Company. In light of the existence of the employment agreement between the Company and Dr. Pearson, none of the incentive bonus earned under the terms of the agreement is deferred. In 1997, Dr. Pearson was granted options to purchase 110,000 shares of the Company's Common Stock at a weighted average price of $20.20 per share under the terms of the 1996 Stock Option Plan for Key Employees. The Compensation Committee believes that Dr. Pearson's total compensation is reflective of his position and responsibility and that he is paid comparably to chief executive officers of companies of similar size and complexity.

INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code and the regulations thereunder place a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not however, disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by shareholders. Awards pursuant to the Company's 1996 Stock Option Plan for Key Employees generally should qualify as "performance-based compensation," provided the plan is approved by shareholders. The Board of Directors plans to take such actions in the future to satisfy the requirements of Section 162(m) and minimize the loss of tax deductions related to compensation as they deem necessary and appropriate in light of the Company's compensation objectives.

                                     CARBO Ceramics Inc. Compensation Committee

                                     William C. Morris, Chairman
                                     John J. Murphy
                                     Robert S. Rubin

                                     March 12, 2001


RATIFICATION AND APPROVAL OF THE 1996 STOCK OPTION PLAN FOR KEY EMPLOYEES, AS AMENDED

GENERAL. In 1996, the Company adopted a stock option plan pursuant to which options to purchase shares of Common Stock may be granted to certain officers and key employees of the Company and its affiliates chosen by the Compensation Committee which administers such plan (as it may be amended, the "Option Plan"). The purpose of the Option Plan is to advance the interests of the Company and its shareholders by providing officers and key employees of the Company, upon whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends, with an additional incentive to perform in a superior manner as well as to attract people with experience and ability. Under the Option Plan, the Compensation Committee is currently authorized to grant options to purchase an aggregate of 1,000,000 shares of Common Stock. Subject to, and effective upon, receipt of the requisite approval by the Company's shareholders pursuant to the Option Plan, the Board of Directors has amended the Option Plan to increase the aggregate number of shares with respect to which the Compensation Committee may grant options under the Option Plan to 1,250,000 shares of Common Stock.

In addition to soliciting the approval of the Company's shareholders for such amendment, the Board of Directors is soliciting the ratification and approval of the Option Plan in order to facilitate compliance with Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), to the extent applicable. Section 162(m) limits the ability of publicly held companies to deduct compensation paid during a fiscal year to a "covered employee" (as defined in Section 162(m)) in excess of $1,000,000, unless such compensation qualifies as "performance-based compensation" (as defined in Section 162(m)) or meets another exception specified in Section 162(m). If the shareholders do not ratify and approve the Option Plan, the Board of Directors and the Compensation Committee will consider alternative ways to achieve the goals currently met through the Option Plan and to provide appropriate compensation in light of competitive market conditions.

SUMMARY OF THE OPTION PLAN. The following general description of the material terms of the Option Plan is qualified in its entirety by reference to the Option Plan attached as Appendix B.

Under the Option Plan, the Compensation Committee is authorized to grant options to purchase an aggregate of 1,250,000 shares of Common Stock and to set the terms of each option, including conditions relating to its vesting and exercise. To the extent options terminate, expire or are cancelled without having been exercised, new options may be granted with respect to the underlying shares. Under the Option Plan, no individual may be granted options to purchase more than an aggregate of 500,000 shares of Common Stock. The persons eligible to receive options under the Option Plan are such officers and key employees of the Company or its affiliates who are largely responsible for the management, growth and protection of the business of the Company and its affiliates. As of February 28, 2001, approximately 20 employees of the Company and its affiliates were eligible to receive options under the Option Plan. The Compensation Committee has the authority to designate the eligible persons who will be granted options and the number of shares subject to such options. Directors of the Company who are not employees of the Company or its affiliates may not be granted options under the Option Plan. The market value of a share of Common Stock as of February 28, 2001 was $39, which was the closing price of a share of the Common Stock on that day as reported by the New York Stock Exchange composite tape.

Options granted under the Option Plan are "non-statutory options" (options which do not afford income tax benefits to recipients, but the exercise of which may provide tax deductions for the Company). Each option will have an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant. The exercise price of an option (and any withholding taxes required upon exercise) may be paid by the option holder in cash or, with the approval of the Compensation Committee, with shares of previously-owned Common Stock, or partly in cash and partly with such shares (or, in the case of tax withholding, by the withholding of shares upon exercise). In the event of termination of employment of an option holder for any reason other than cause, disability or death, options that were exercisable at the time of such termination shall remain exercisable for thirty days after such termination (at which time they will expire) and options that were not exercisable at the time of such termination shall expire upon such termination. In the event of termination of employment of an option holder on account of disability or death, options that were exercisable at the time of such termination shall remain exercisable for one year after such termination (at which time they will expire) and options that were not exercisable at the time of such termination shall expire upon such termination. In the event of termination of employment of an option holder for cause, all outstanding options granted to such option holder shall expire upon such termination. No option shall remain exercisable for more than ten years after its date of grant. Upon a change in control of the Company, each option outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation in accordance with the terms of the Option Plan.

No options granted under the Option Plan will be transferable by the option holder other than by will or by the laws of descent and distribution and options may only be exercised during his or her lifetime by the option holder, or by the option holder's guardian or legal representative.

The Board of Directors reserves the right to terminate or amend the Option Plan at any time (although the approval of the Company's shareholders is required to increase the number of shares of Common Stock that may be issued under the Option Plan, to materially increase the benefits accruing to any option holders or to materially modify eligibility requirements for participation in the Option
Plan). The Compensation Committee is authorized, however, to make certain adjustments to the Option Plan and any outstanding options in the event of a change in the capitalization of the Company due to certain corporate events specified in the Option Plan. The Compensation Committee is also authorized to accelerate the exercisability of any option and to extend the term of any option (to a date not more than ten years from its date of grant). The right of the Compensation Committee to grant options under the Option Plan will terminate on April 26, 2006.

NEW PLAN BENEFITS. The future option grants which will be made to eligible recipients under the Option Plan (including the amendment) upon its ratification and approval by the Company's shareholders are not determinable at this time. Any such grant of options will be in the discretion of the Compensation Committee in accordance with the terms of the Option Plan. In 2000, no options were granted to executive officers of the Company and options with respect to a total of 20,000 shares of Common Stock were granted to other employees under the Option Plan. As of March 1, 2001, options with respect to a total of 915,000 shares of Common Stock were granted under the Option

Plan of which 641,150 remain outstanding. Options currently held by Messrs. Orsini, Vitek, Keefe and Pearson under the Option Plan are set forth above under the caption "Executive Compensation."

U.S. FEDERAL INCOME TAX CONSEQUENCES. An option holder will not be deemed to receive any income at the time an option is granted, nor will the Company be entitled to any deduction at that time. When any part of an option is exercised, the option holder will be deemed to have received ordinary income in an amount equal to the excess, if any, of the aggregate fair market value of the shares of Common Stock received on the exercise of the option over the total exercise price of the option paid. Any ordinary income realized by an option holder upon exercise of an option will increase his or her tax basis in the shares of Common Stock received and the capital gain holding period will commence on the date following the date of exercise. An option holder who surrenders previously-owned Common Stock in payment of the exercise price of an option will not recognize gain or loss on his or her surrender of such shares. If the option holder surrenders previously-owned Common Stock in payment of any or all of the exercise price of an option, however, the shares of Common Stock received upon exercise of such option equal in number to the shares of previously-owned Common Stock so surrendered would have the tax basis and capital gain holding period applicable to such surrendered Common Stock. In such case, the additional shares of Common Stock received upon exercise would have a tax basis equal to the amount taxable as ordinary income upon such exercise (as described above) plus the cash paid on exercise (if any) and a new capital gain holding period commencing on the date following the date of exercise. The Company generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income realized by the option holder.

Upon any subsequent sale of the shares of Common Stock acquired upon the exercise of an option, the option holder will realize gain (generally, the excess of the amount received over the fair market value of the shares on the date ordinary income was recognized) or loss (generally, the excess of the fair market value of the shares on the date ordinary income was recognized over the amount received), either long-term or short-term capital gain or loss depending upon his or her holding period for such shares.

Options that are granted, accelerated or enhanced upon the occurrence of a change in control of the Company may give rise, in whole or in part, to "excess parachute payments" within the meaning of Section 280G of the Code and, to such extent, will be non-deductible by the Company and subject to a 20% excise tax by the option holder. An affirmative majority of all votes cast on this matter is required for approval and ratification of the Plan. The Board of Directors recommend the shareholders vote "FOR" ratification and approval of the Company's 1996 Stock Option Plan for Key Employees, as amended.


RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the current fiscal year. Fees for the last fiscal year were annual audit $94,000, audit related services $58,000, and all other nonaudit services $24,000.

Ernst & Young LLP has acted as auditors for the Company since its formation in 1987. Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Audit Committee and the Board of Directors recommend the shareholders vote "FOR" such ratification.


OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment on such matters.

STOCK PERFORMANCE GRAPH

The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to CARBO Ceramics Inc. shareholders during the period beginning April 23, 1996, and ending December 31, 2000, as well as an overall stock market index (The S&P Composite Index) and a peer group index (Oil and Gas Field Service Stocks, Source: Media General Financial Services):


                              [PERFORMANCE GRAPH]

                                      4/23/96      12/31/96        12/31/97        12/31/98        12/31/99        12/31/00
CARBO CERAMICS                          100         124.45          191.87             106          134.37          232.29
S&P COMPOSITE                           100            115          153.37           197.2           238.7          216.96
OIL & GAS FIELD SERVICE STOCKS          100         119.37          180.92           93.03           124.8          172.23


The stock performance graph assumes $100 was invested on April 23, 1996. For CARBO Ceramics Inc. the initial public offering price of $17 per share was used to establish the value as of April 23, 1996.

APPENDIX A

                             AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and shall consider the compatibility of nonaudit services with the auditors' independence. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

The committee shall discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the acceptability and quality of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters appropriate for discussion with the independent auditors under generally accepted auditing standards.

APPENDIX B

                               CARBO CERAMICS INC.

                    1996 STOCK OPTION PLAN FOR KEY EMPLOYEES
             (As Adopted by the Board of Directors on April 9, 1996
               and Approved by the Shareholders on April 16, 1996)


1.   Purpose of the Plan

         The purpose of the Carbo Ceramics Inc. l996 Stock Option Plan is to advance the interests of the Company and its shareholders by providing officers and key employees of the Company and its affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with incentives and rewards to encourage them to continue in the employ of the Company and its affiliates and to perform in a superior manner.

2.   Definitions

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Affiliate" shall mean a "parent corporation" or a "subsidiary corporation" of the Company as such terms are defined in Section 424 of the Code.

         (b) "Board of Directors" shall mean the Board of Directors of the Company.

         (c) "Cause" shall mean, with respect to any Participant, (i) any failure by the Participant substantially to perform his duties to the Company;
(ii) any act or omission involving dishonesty, fraud, willful misconduct or gross negligence on the part of the Participant that is or may be materially injurious to the Company; and (iii) any felony or other crime involving moral turpitude committed by the Participant.

         (d) "Change in Control" shall mean (i) the occurrence of a change in control of the Company of a nature that would be required to be reported or is reported in response to Item l of the current report on Form 8-K, as in effect on the IPO Date, pursuant to Sections l3 or l5(d) of the Exchange Act; or (ii) any Person is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's outstanding securities (other than any Person who was a "beneficial owner" of securities of the Company representing 30% or more of the combined voting power of the Company's outstanding securities prior to the IPO Date); or (iii) individuals who constitute the Board of Directors on the IPO Date (including individuals named as prospective directors in the prospectus included in the registration statement relating to the IPO) (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose appointment to fill a vacancy or to fill a new Board of Directors position was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (iii), considered as though he were a member of the Incumbent Board; or (iv) the occurrence of any of the following of which the Incumbent Board does not approve
(A) merger or consolidation in which the Company is not the surviving corporation or (B) sale of all or substantially all of the assets of the Company; or (v) stockholder approval pursuant to a proxy statement soliciting proxies from stockholders of the Company, by someone other than the then current management of the Company, of a plan of reorganization, merger or consolidation of the Company with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan of reorganization are exchanged or converted into cash or property or securities not issued by the Company; or (vi) voting securities have been tendered and not withdrawn during the tender offer period pursuant to a tender offer for 30% or more of the voting securities of the Company.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                (f) "Committee" shall mean the committee that the Board of Directors shall appoint from time to time to administer the Plan. Prior to the IPO Date, the "Committee" shall mean those members of the Board of Directors who are not eligible to receive Options under the Plan.

         (g) "Common Stock" shall mean shares of the common stock, $.01 par value per share, of the Company.

         (h) "Company" shall mean Carbo Ceramics Inc., a Delaware corporation.

         (i) "Disability" shall mean any physical or mental impairment which qualifies a Participant for (i) disability benefits under any long-term disability plan maintained by the Company or (ii) Social Security disability benefits, or as otherwise determined by the Board of Directors.

         (j) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (l) "Fair Market Value" of a share of Common Stock with respect to any day shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices on the immediately preceding business day as reported on the Nasdaq National Market or
(iii) if not so reported, as determined by the Committee in its absolute discretion. For purposes of the grant of Options in contemplation of the IPO, Fair Market Value shall mean the initial public offering price of the shares of the Common Stock.

         (m) "IPO" shall mean the initial public offering of the Common Stock of the Company pursuant to a registration statement on Form S-1 filed by the Company with the Securities and Exchange Commission.

         (n) "IPO Date" shall mean the date of closing of the IPO.

         (o) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof.

         (p) "Participant" shall mean an officer or key employee of the Company or one of its Affiliates who is eligible to participate in the Plan and to whom an Option is granted pursuant to the Plan and, upon his death, his successors, heirs, executors and administrators, as the case may be.

         (q) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

         (r) "Plan" shall mean the Carbo Ceramics Inc. l996 Stock Option Plan for Key Employees, as it may be amended from time to time.

3.   Stock Subject to the Plan

         Subject to adjustment as provided in Section 7 hereof, the Committee may grant Options to Participants under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed 1,000,000 shares. No Participant in the Plan may be granted Options to purchase more than an aggregate of 500,000 shares of Common Stock. To the extent that Options terminate, expire or are canceled without having been exercised, the shares covered thereby shall continue to count against the maximum aggregate number of shares of Common Stock with respect to which Options may be granted to a Participant.

         To the extent Options granted under the Plan are exercised, the shares covered thereby will be unavailable for future grants under the Plan. To the extent that Options granted under the Plan terminate, expire or are canceled without having been exercised, new Options may be granted with respect to the shares covered thereby.

         Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, as determined by the Committee.

4.   Administration of the Plan

         The Plan shall be administered by the Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "disinterested person" within the meaning of Rule l6b-3 promulgated under Section l6 of the Exchange Act. The Committee shall from time to time designate the officers and key employees of the Company or its Affiliates who shall be granted Options and the amount and type of such Options.

         The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Option issued thereunder and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

         The Committee may, in its absolute discretion, accelerate the date on which any Option granted under the Plan becomes exercisable or extend the term of any Option to a date not more than ten (10) years from the date such Option was granted.

         In addition, the Committee may, in its absolute discretion, grant Options to Participants on the condition that such Participants surrender to the Committee for cancellation such other Options (including, without limitation, Options with higher exercise prices) as the Committee specifies.

         Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

         No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company or its Affiliates to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.   Eligibility

         The persons who shall be eligible to receive Options pursuant to the Plan shall be such officers and key employees of the Company or its Affiliates who are largely responsible for the management, growth and protection of the business of the Company or its Affiliates. Directors who are not employees or officers of the Company or its Affiliates shall not be eligible to receive Options under the Plan.

6.   Options

         The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

         (a) Exercise Price

         The exercise price per share of any Option granted under the Plan shall be the Fair Market Value of a share of Common Stock on the date on which such Option is granted; provided, that such price may not be less than the minimum price required by law.

         (b) Term and Exercise of Options

         (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such

Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

         (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000; and, provided, further, that no fractional shares of Common Stock shall be issued under the Plan. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option, marked with any notations deemed appropriate by the Committee, shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(b)(5) hereof.


         (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock previously owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time. Notwithstanding any provision in this Section 6(b)(3), the Committee may authorize deviations from the procedures set forth in this Section 6(b)(3) in order to enable Participants to engage in "cashless exercise" transactions through securities brokers and/or the transfer agent for the Common Stock.

         (4) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him or his guardian or legal representative. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date of the Option exercise.

         (c) Effect of Termination of Employment

         (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than for Cause or by reason of Disability or death, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of thirty (30) days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

         (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one (1) year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

         (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

         (d) Acceleration of Exercise Date Upon Change in Control

         Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.   Adjustment Upon Changes in Common Stock

         (a) Shares Available for Grants

         In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change that is effective after the IPO Date, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Options shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction that is effective after the IPO Date, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options may be granted as the Committee may deem appropriate.

         (b) Outstanding Options - Increase or Decrease in Issued Shares Without Consideration

         Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, in any case which is effective after the IPO Date, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option and the exercise price per share of Common Stock of each such Option.

         (c) Outstanding Options - Certain Mergers

         Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

         (d) Outstanding Options - Certain Other Transactions

         In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                  (A) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option, equal to the excess of (I) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over
         (II) the exercise price per share of such Option; or

                  (B) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the Option, or the number of shares or amount of property subject to the Option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

         (e) Outstanding Options - Other Changes

         In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 7(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

         (f) No Other Rights

         Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to any Option or the exercise price of any Option.

8.   Rights as a Stockholder

         No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Option granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 7 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

9.   No Special Employment Rights; No Right to Option

         Nothing contained in the Plan or any Option or related agreement shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option.

         No person shall have any claim or right to receive an Option hereunder. The Committee's granting of an Option to a Participant at any time shall neither require the Committee to grant an Option to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

10.  Withholding Taxes

         (a) Cash Remittance

         Whenever shares of Common Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the cancellation or exchange of an Option pursuant to
Section 7(d) hereof, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such cancellation or exchange.

         (b) Stock Remittance

         At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, in lieu of the remittance required by Section 10(a) hereof, the Participant may tender to the Company a number of shares of Common Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise.

         (c) Stock Withholding

         Subject to subsection (d) hereof, at the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, in lieu of the remittance required by
Section 10(a) hereof, the Company shall withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise.

         (d) Timing and Method of Elections

         Notwithstanding any other provisions of the Plan, a Participant who is subject to Section 16(b) of the Exchange Act may not make the election described in Section 10(c) hereof prior to the expiration of six months after the date on which the applicable Option was granted, except in the event of the death or Disability of the Participant. A Participant who is subject to Section 16(b) of the Exchange Act may not make such election other than (i) during the 10-day window period beginning on the third business day following the date of release for publication of the Company's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date, provided that such Option is exercised during the same or a subsequent 10-day window period, or (ii) at least six months prior to the date as of which such Option is exercised; provided, however, that no election may be made during the l0-day window period provided for in clause (i) until the Company has been subject to the reporting requirements of the Exchange Act for at least one year prior to the withholding. Such elections shall be irrevocable and shall be made by the delivery to the Company's principal offices, to the attention of its Secretary, of a written notice signed by the Participant.

11.  Amendment of the Plan

         The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders of the Company no revision or amendment shall (i) except as provided in Section 7 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Options granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

12.  No Obligation to Exercise

         The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

13.  Transfers Upon Death

         Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Option.

         Except as provided in this Section 13, no Option under the Plan shall be transferable.

14.  Expenses and Receipts

         The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Option may be used for general corporate purposes.

l5.  Failure to Comply

         In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Option, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Option, in whole or in part, as the Committee, in its absolute discretion, may determine.

16.  Effective Date of Plan

         The Plan shall become effective upon the date of signing of a definitive underwriting agreement relating to the IPO.

17.  Termination of the Plan.

         The right to grant Options under the Plan will terminate ten (l0) years after the IPO Date. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under previously granted Options.

18.  Applicable Law.

         The Plan will be administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

                               CARBO CERAMICS INC.

    AMENDMENT NO. 1 TO THE CARBO CERAMICS INC. 1996 STOCK OPTION PLAN FOR KEY
                                    EMPLOYEES




         Subject to, and effective upon, receipt of the requisite approval by the shareholders of Carbo Ceramics Inc. (the Company"), the Board of Directors of the Company hereby amends the first sentence of Section 3 of the Carbo Ceramics Inc. 1996 Stock Option Plan for Key Employees by replacing the number "1,000,000" therein with the number "1,250,000" (such amendment, "Amendment No. 1").




Dated:
      -----------------------

                                     PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              CARBO CERAMICS INC.


The undersigned hereby appoints Jesse P. Orsini and Paul G. Vitek, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Carbo Ceramics Inc. held of record by the undersigned on February 15, 2001 at the Annual Meeting of Shareholders to be held on April 10, 2001, or any adjournment or continuation thereof.




                           (PLEASE SEE REVERSE SIDE)
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



                                                                                                              PLEASE
                                                                                                             MARK AS
                                                                                                           INDICATED IN
                                                                                                           THIS EXAMPLE
                                                                                                               [X]

1. To elect six Directors. The Board of       FOR all       WITHHOLD AUTHORITY
   Directors recommends a vote FOR the        Nominees       to vote for all
   Nominees listed below.                     listed         nominees listed      EXCEPTIONS    INSTRUCTIONS: To withhold authority
                                                [ ]             [ ]                  [ ]        to vote for any individual nominee
   Claude E. Cooke, Jr.                                                                         mark the "Exceptions" box and write
   William C. Morris                                                                            that nominee's name in the space
   John J. Murphy                                                                               provided below.
   Jesse P. Orsini
   C. Mark Pearson                                                                              Exceptions
   Robert S. Rubin                                                                                        ------------------------

2. Proposal to ratify and approve the Carbo    3. Proposal to ratify the appointment            4. In their discretion to vote
   Ceramics Inc. 1996 Stock Option Plan for       of Ernst & Young LLP, certified                  upon such other business as
   Key Employees, as amended.                     public accountants, as independent               may properly come before the
                                                  auditors for the fiscal year ending              meeting.
                                                  December 31, 2001.

     FOR     AGAINST    ABSTAIN                         FOR     AGAINST    ABSTAIN
     [ ]       [ ]        [ ]                           [ ]       [ ]        [ ]

                                                                                                The Board of Directors recommends
                                                                                                that you vote FOR the nominee and
                                                                                                the proposal listed above. This
                                                                                                proxy when properly executed will
                                                                                                be voted in the manner directed
                                                                                                herein by the undersigned
                                                                                                shareholder. If no direction is
                                                                                                given, this proxy will be voted
                                                                                                FOR the nominees and the proposal.

                                                                                                DATED:                       , 2001
                                                                                                      -----------------------


                                                                                                -----------------------------------
                                                                                                    (SIGNATURE OF SHAREHOLDER)


                                                                                                -----------------------------------
                                                                                                   (SIGNATURE IF HELD JOINTLY)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such, if a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


--------------------------------------------------------------------------------

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